LS Opportunity Fund Institutional Class Shares NASDAQ Symbol: LSOFX SUMMARY PROSPECTUS June 30, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://longshortadvisors.com/lsofx/. You can also get this information at no cost by calling (877) 336-6763 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated June 30, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

LS Opportunity Fund (the “Fund”) seeks to generate long-term capital appreciation over a full market cycle of two to ten years by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with generally less net exposure than that of the stock market.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Institutional Class
Shareholder Fees: (fees paid directly from your investment)
Redemption Fee	None
Fee for Redemptions Paid by Wire	$15.00

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%
Distribution and Service (12b-1) Fees	None
Interest and Dividend Expenses	0.72%
Other Expenses	0.23%
Total Other Expenses	0.95%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	2.72%
Expenses Waived and/or Reimbursed[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.69%

[1]	Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets shown in the Financial Highlights because the Financial Highlights exclude Acquired Fund Fees and Expenses.
[2]	The Fund’s advisor has entered into an amended expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund through September 30, 2027, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver or reimbursement of an expense by the advisor is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the advisor and the Board of Trustees.
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Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the advisor’s agreement to waive fees and/or reimburse Fund expenses is only reflected in the first year of the example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$272	$841	$1,437	$3,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate was 65.66% of the average value of its portfolio.

Principal Investment Strategies

The Fund will employ a stock selection process on both the long and short side whereby investment decisions are based upon extensive analysis of the business and financial fundamentals concerning particular companies and their industries, leading to an assessment of the companies’ investment value. The Fund seeks to capitalize on significant differences between the current market price of a company’s stock and its current or expected future investment value. The Fund is expected to maintain a net long exposure of approximately 50% to 70% over time, although net exposure may vary based on market conditions and investment opportunities. The Fund’s approach is designed to participate in rising markets while seeking to mitigate downside risk during periods of market stress, though there can be no assurance that such results will be achieved.

In implementing its strategies, the Fund generally intends to take positions in equity securities, including common and preferred stocks and securities convertible into equity securities, and in other investment companies. The Fund may also hold positions in foreign securities. The Fund will take long positions and sell securities short to implement its strategies. When the Fund takes a long position with respect to a particular security, the Fund purchases a security with the expectation that the price of the security will appreciate in the future. When the Fund sells securities short, the Fund takes a position with respect to that security that reflects its expectation that the price of the security will decline in the future. The Fund may invest in the securities of companies across all market capitalization sizes. The Sub-Advisor utilizes proprietary analytical frameworks and quantitative models in conjunction with fundamental research to select securities for the Fund’s portfolio as described more fully below.

On the long side, the Fund invests primarily in equity and equity-related securities of companies whose fundamentals (such as growth prospects and appropriate capital) combined with attractive valuations, indicate significant upside opportunity relative to downside risk. Particular emphasis is placed on identifying high-quality companies through a combination of quantitative screening and fundamental analysis, including evaluation of profitability, earnings stability, leverage, and intrinsic value, where position sizing is determined by the Sub-Advisor’s assessment of a company’s quality and valuation, with larger allocations made to companies viewed as higher quality and more attractively priced than their peers. Position sizes are also adjusted to maintain the Fund’s liquidity, to help maintain the Fund’s sector and market capitalization diversification, and manage overall portfolio risk; however, the Fund may become focused in certain sectors from time to time. A high quality company, as viewed by the Sub-Advisor, is generally one that is able to generate high and sustainable returns on capital over time, supported by identifiable competitive advantages (such as networks, branding, scale of distribution, and the ability to retain customers over time) and a business model that is expected to continue to address current demand in the company’s sector as this suggests that the company will have a strong return on capital. The Sub-Advisor believes that a timeframe of five to ten years is a reasonable horizon for evaluating business models, as it spans one or more full business cycles, which typically last two to ten years, and provides sufficient time for technological, competitive, and economic forces to test the resilience and adaptability of a company’s underlying business fundamentals. In evaluating quality, the Sub-Advisor considers the strength and sustainability of earnings, competitive positioning, and management’s capital allocation practices, including disciplined reinvestment, prudent use of leverage, and returning capital to shareholders when appropriate.

Downside risk is evaluated through forward-looking analysis, including scenario-testing and sensitivity to changes in market conditions and valuation assumptions. The assessment of upside opportunity includes a focus on companies that are undergoing significant positive change (such as improvements in their security price compared to historical price and improvements in ratios related to cash flow and earnings compared to historical averages) and companies that are valued in the public markets at a discount to their intrinsic value. On the short side, the Fund takes positions primarily in equity and equity-related securities of low-quality companies, which, combined with unattractive valuations, indicate significant downside risk. A low-quality company is generally characterized by weaker or deteriorating fundamentals, which may include inconsistent or declining profitability, excessive leverage, poor capital allocation, structurally challenged business models, or competitive disadvantages. There is no explicit investment time horizon for a long or short position, but it expected that core long positions, on average, will be held for 5 years or more. On the short side of the portfolio, holding periods are generally expected to be 1 to 2 years.

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The Fund intends to use a traditional “long/short” hedging strategy to reduce portfolio volatility relative to a long-only equity exposure and isolate stock selection as the primary driver of returns.

The Fund may also use exchange-traded and over-the-counter (OTC) derivatives, exchange-traded funds (ETFs), depository receipts, and foreign currencies. The Fund may employ leverage, including through the use of derivatives and short positions, and may have gross investment exposure that exceeds its net assets. The use of leverage may amplify both gains and losses and involve additional risks as described below in “Principal Risk – Use of Leverage.” The derivative securities that the Fund may purchase or sell (short) include OTC swaps, which can be used as a substitute for direct investments in equity securities to obtain exposure in markets where it may be challenging or limited, and spot foreign exchange (FX) contracts, which can be utilized for trading in local markets. A swap is a derivative contract, typically over-the-counter (OTC), where two parties agree to exchange cash flows or liabilities based on an underlying financial instrument (e.g., interest rates, currencies, or equities) for a set period. A spot foreign exchange (FX) contract is an agreement to buy or sell a specified amount of one currency in exchange for another currency at the current market rate (i.e., the spot rate) for settlement on a near-immediate basis. For most currencies, settlement occurs within two business days (T+2) after the trade date, although certain pairs (e.g., USD/CAD) settle in one business day (T+1).

The Fund may reduce or eliminate a position if the Sub-Advisor believes the position (i) has a stock price that has risen rapidly to the point that the company has become expensive by historical standards and far outpaces the Sub-Advisor’s valuation assessment, (ii) has been revalued or downgraded in terms of quality as a result of new research, (iii) through the displacement in the portfolio by a better idea, or (iv) when a position increases too far beyond the Sub-Advisor’s desired weight and/or the increase in position size results in a sector, industry, or market capitalization size exposure on the portfolio level too far beyond the Sub-Advisors desired portfolio exposure.

Principal Risks

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment goal and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time.

Stock Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Stock Selection Risk: The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Management Risk: Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

Short Sales Risk: The Fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Sector Risk: The Fund may focus its investments within particular sectors. If that is the case, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected.

Value Investing Risk: There is a risk that value securities may not increase in price as anticipated by the Sub-Advisor, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors that the Sub-Advisor believes will increase a security’s market value do not occur.

Foreign Securities Risk: There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Certain foreign markets may not be as developed or efficient as those in the United States, and there may be less government supervision and regulation of foreign securities exchanges, brokers and listed issuers than in the United States. Investments in foreign securities also subject the Fund to risks associated with fluctuations in currency values. In addition, foreign exchanges may be open on days when the Fund does not price its securities, and the value of the Fund’s securities may change on days when shareholders may not be able to purchase or sell shares of the Fund.

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Smaller and Mid-Sized Companies Risk: There is the risk that the securities of such issuers may be comparatively more volatile in price than those of companies with larger capitalizations, and may lack the depth of management and established markets for their products and/or services that may be associated with investments in larger issuers.

Derivatives Risk: Derivatives are investments the value of which is “derived” from the value of an underlying asset (including an underlying security), reference rate or index. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the Fund’s portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Use of Leverage: Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques. The low initial investment normally required in trading derivatives permits a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss.

Swap Agreement Risk: Swap agreements are a type of derivative instrument that subjects the Fund to counterparty credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated (ii) unfunded swap agreements may involve greater leverage risks than funded swaps; (iii) the swap agreement may not reflect the performance of the underlying asset as expected due to differences in calculation methods or expenses; and (iv) during market disruptions, the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss.

Spot Foreign Exchange (FX) Contract Risk: Spot foreign exchange (FX) contracts are a type of derivative instrument that subjects the Fund to intraday volatility risk and counterparty risk. Although spot contracts settle rapidly, currency pairs can fluctuate significantly in the hours or days leading up to settlement. Once a rate is quoted and accepted, any shift in the market value means the Fund would miss out on potential favorable movements, or the Fund may be forced to absorb losses if its underlying obligation requires conversion.

Investment Company Securities Risk: The Fund will incur higher and duplicative expenses when it invests in mutual funds, exchange-traded funds (“ETFs”), and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. Some of the underlying funds in which the Fund may invest directly or indirectly invest in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations. The Fund, through its investments in underlying funds, will be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall.

Changes in Trade Negotiations Risk: In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk: The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Legislation and Regulatory Risk: New or amended regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the SEC, the Federal Reserve, the European Union (the “EU”) or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, the CFTC and the SEC are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statutes and rules by these regulatory authorities or self-regulatory organizations.

Market Disruptions Risk: The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

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U.S. Debt Ceiling and Budget Deficit Risks: U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Cybersecurity Risk. The Fund and its service providers may be subject, directly or indirectly, to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by any government agency.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns for the one-year, five-year, and ten-year periods compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) of the Fund is no guarantee of how it will perform in the future.

Annual Total Return (years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was 8.86% during the quarter ended December 31, 2020 and the lowest return for a quarter was (13.10%) during the quarter ended March 31, 2020. The year to date return as of March 31, 2026 was (0.55%).

Average Annual Total Returns for the periods ending December 31, 2025:

LS Opportunity Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.86%	6.35%	7.05%
Return After Taxes on Distributions	2.66%	5.58%	6.44%
Return After Taxes on Distributions and Sale of Fund Shares	3.02%	4.88%	5.60%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

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Current performance of the Fund may be lower or higher than the performance quoted above. Current performance data may be obtained by calling (877) 336-6763. Performance data current to the most recent month end may be obtained from the Fund’s website at www.longshortadvisors.com.

Portfolio Management

Investment Advisor – Long Short Advisors, LLC (the “Advisor”) is the investment manager of the Fund.

Investment Sub-Advisor – Grantham, Mayo, Van Otterloo & Co. LLC (the “Sub-Advisor”) is the sub-advisor of the Fund.

Portfolio Managers –

•	Lucas White – Co-Portfolio Manager of the Fund since May 29, 2026
•	Tom Hancock – Co-Portfolio Manager of the Fund since May 29, 2026

Buying and Selling Fund Shares

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may buy shares of the Fund with an initial investment of $5,000. Additional investments may be made for as little as $100.

You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s transfer agent by calling (877) 336-6763, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to LS Opportunity Fund, Valued Advisers Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account.

Financial Intermediary Compensation

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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